SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2011

China Liaoning Dingxu Ecological Agriculture Development, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-170480	80-0638212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2119 Mingyong Building, No. 60 Xian Road	116021
Shahekou District, Dalian China
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 0086-13909840703

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accounts

1.	Previous Independent Registered Public Accounting Firm.

A.  On December 6, 2011, the Board of Directors of the Registrant dismissed its independent registered public accounting firm, M&K CPAS, PLLC (“M&K”).

B.  The report of M&K for the year ending September 30, 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The decision to change accountants was approved by the Registrant's board of directors on December 6, 2011, and on such date Stan J.H. Lee, CPA (“Stan Lee”) was engaged as the Registrant's new independent registered public accountants. The Registrant did not consult Stan Lee regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Registrant’s financial statements.

D.  During the Registrant's two most recent fiscal years andthrough the date of dismissal, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of M&K, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Registrant’s financial statements.

E.  The Registrant has made the contents of its Form 8-K available to M&K and requested it to furnish a letter to the Commission as to whether M&K agrees or disagrees with, or wishes to clarify the Registrant's expression of their views. A copy of such report is attached as Exhibit 16.1 to this Form 8-K.

2.	New Independent Registered Public Accounting Firm.

The Registrant has engaged Stan J.H. Lee, CPA as its new independent certified public accounting firm. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Item 302(a)(2) of Regulation S-K during the two most recent years or any subsequent interim period prior to engaging Stan Lee.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from M&K CPAS, PLLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Liaoning Dingxu Ecological Agriculture Development, Inc.
(Registrant)

Date: December 13, 2011	By:
/s/ Yung Kong Chin
Name: Yung Kong Chin

Title: President